Vanguard® Total Corporate Bond ETF
Schedule of Investments (unaudited)
As of May 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.0%)
U.S. Bond Funds (100.0%)
Vanguard Long-Term Corporate Bond ETF	2,578,251	265,792
Vanguard Short-Term Corporate Bond ETF	2,806,935	232,582
Vanguard Intermediate-Term Corporate Bond ETF	2,183,944	205,706
Total Investment Companies (Cost $715,170)		704,080
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.055% (Cost $20)	197	20
Total Investments (100.0%) (Cost $715,190)		704,100
Other Assets and Liabilities—Net (0.0%)		(11)
Net Assets (100%)		704,089
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At May 31, 2021, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Aug. 31, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	May 31, 2021 Market Value ($000)
Vanguard Intermediate-Term Corporate Bond ETF	186,253	115,658	89,281	2,933	(9,857)	3,843	430	205,706
Vanguard Long-Term Corporate Bond ETF	235,157	170,239	122,484	2,705	(19,825)	6,597	—	265,792
Vanguard Market Liquidity Fund	14	NA1	NA1	—	—	—	—	20
Vanguard Short-Term Corporate Bond ETF	197,267	143,032	106,646	2,195	(3,266)	3,293	—	232,582
Total	618,691	428,929	318,411	7,833	(32,948)	13,733	430	704,100
1	Not applicable—purchases and sales are for temporary cash investment purposes.